UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Reg. §240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

BLACKSTAR ENTERPRISE GROUP, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

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BLACKSTAR ENTERPRISE GROUP, INC.

4450 Arapahoe Ave., Suite 100, Boulder, CO 80303

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

__________________, 2022

To the Shareholders of BlackStar Enterprise Group, Inc.:

This information statement is being provided on behalf of the board of directors (the “Board”) of BlackStar Enterprise Group, Inc. (the “Company”) to record holders of shares of our common stock (“Shareholders”) as of the close of business on the record date of June 22, 2022. This information statement provides notice that the Board has recommended, and the holder of a majority of the voting power of our outstanding common stock has voted, to approve the following items:

Proposal: To authorize an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to 2,010,000,000 shares comprising 2,000,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share. (This action requires an amendment to the Certificate of Incorporation).

This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board’s recommendation of the actions.

The Company will need to file the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State in order for the Certificate of Amendment to become effective. Under federal securities rules and regulations, we may not file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement to our Stockholders. The Company intends to file the Certificate of Amendment as soon as practicable following the expiration of such 20-day period, however, our Board reserves the right not to proceed with the amendment at any time before the filing of the Certificate of Amendment.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company’s principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company’s principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company’s principal executive offices.

The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is ___________, 2022.

We appreciate your continued interest in BlackStar Enterprise Group, Inc.

Very truly yours,

____________________________

John Noble Harris, CEO

INFORMATION STATEMENT

OF

BLACKSTAR ENTERPRISE GROUP, INC.

4450 Arapahoe Ave., Suite 100, Boulder, CO 80303

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_____________, 2022

The Board of the Company determined that it was in the best interest of the Company and its shareholders to take the following actions:

Proposal 1: To authorize an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to 2,010,000,000 shares comprising 2,000,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share. (This action requires an amendment to the Certificate of Incorporation).

THE COMPANY AND THE PROPOSALS

The Company’s mailing address is 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303 and our telephone number is (303) 500-3210.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company’s most recent quarterly (Form 10-Q) and annual filings (Form 10-K) with the Securities and Exchange Commission at www.sec.gov. Copies of the Company’s periodic reports are available upon request to: John Noble Harris, Chief Executive Officer, BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

The Majority Shareholder of BlackStar Enterprise Group, Inc. submitted written consent to the shareholder resolutions described in this Information Statement on or about June 22, 2022 to be effective on or about 20 days after the date of mailing. As of June 22, 2022, the Majority Shareholder beneficially holds of record 104,792,702 shares (assumes the conversion of the 1,000,000 Class A Preferred shares beneficially owned by International Hedge Group, Inc.) of common stock issued and outstanding. As of June 22, 2022, the voting rights of the Majority Shareholder was equal to at least 60% of the total voting rights because of the super majority voting preference attached to the Class A Super Majority Voting Preferred Stock. Class A Super Majority Voting Preferred Stock, of which International Hedge Group, Inc., our parent company owns 100%, has that number of votes equal to that number of common shares which is not less than 60% of the vote required to approve any action and has the right to convert all of the Class A Preferred Convertible Stock (1,000,000 shares) into shares of Common Stock of the Company, on the basis of 100 common shares for each share of Class A Preferred Stock. The Majority Shareholder, International Hedge Group, Inc., is controlled by our Chief Financial Officer and director, Joseph Kurczodyna. The remaining outstanding shares of common stock are held by approximately 359 other shareholders of record.

The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to the shareholder resolution

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described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Delaware law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority Shareholder submitted written consent to the shareholder resolution described in this Information Statement on or about June 22, 2022, to be effective upon a date specified in the filing of an amendment to our Certificate of Incorporation with the Secretary of State.

PROPOSAL ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL:

TO AUTHORIZE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL TO TWO BILLION, TEN MILLION (2,010,000,000) SHARES COMPRISING TWO BILLION (2,000,000,000) SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE AND TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK PAR VALUE $0.001 PER SHARE. (THIS ACTION REQUIRES AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION).

A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the increase in authorized common shares is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

The Certificate of Amendment will be effective upon the filing with the Secretary of the State of Delaware (the “Effective Date”). The Corporation’s Common Stock are subject to quotation on the OTC QB, under the symbol “BEGI”.

Our Majority Shareholder has approved an increase in the number of shares of authorized common stock from seven hundred million (700,000,000) to two billion (2,000,000,000). The effective date of the increase in authorized common stock will be approximately 20 days following the date of the mailing of this Information Statement. This requires an Amendment to the Certificate of Incorporation to accomplish the increase in authorized shares.

Due to the current number of issued and outstanding shares of common stock as of June 17, 2022 (280,333,869) compared to the authorized of 700,000,000 common shares, and with the need to provide shares of common stock upon conversion of several outstanding convertible promissory notes, the Company is poorly positioned under its current number of authorized shares and market share price.

There are no pending private offerings of shares, nor are there any pending acquisitions for which shares are committed to be issued.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED COMMON STOCK

There are certain advantages and disadvantages of increasing the Company’s authorized common stock. The advantages include:

•	The ability to issue shares of the Company’s Common Stock in exchange for the Company’s debt.
•	The ability to raise capital by issuing capital stock under future financing transactions, if any.
•	To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.
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•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

AUTHORIZED SHARES

As of June 17, 2022, we had 700,000,000 shares of authorized Common Stock and 280,333,869 shares of Common Stock issued and outstanding together with 10,000,000 shares of Preferred Stock authorized and 1,000,000 shares outstanding. Following the increase in authorized shares proposed by the Company’s Board of Directors, we will have 2,000,000,000 shares of authorized Common Stock and 280,333,869 shares of Common Stock issued and outstanding together with 10,000,000 shares of Preferred Stock authorized and 1,000,000 shares outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of the Company’s Common Stock will be diluted.

ACCOUNTING MATTERS

There will be no changes to the Company’s balance sheet and stated capital will be unchanged.

VOTES FOR THE PROPOSAL

Joseph Kurczodyna, CFO and Director and a shareholder in our Company, beneficially owns approximately 3.25% of our common stock (not including the Class A Super Majority Voting Preferred stock conversion rights) and full voting control of 100% of our Class A Super Majority Voting Preferred stock which has that number of votes equal to that number of common shares which is not less than 60% of the vote required to approve any action. Mr. Kurczodyna approved an Amendment by written consent in lieu of a special meeting of our shareholders to increase the authorized common stock of the Company.

This action was approved on June 22, 2022 by our Board of Directors. The Company’s Board of Directors has fixed June 22, 2022 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

This requires an amendment to our Certificate of Incorporation.

We believe that the increase of authorized shares of common stock in our Certificate of Incorporation is in the best interest of our corporation. A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the increase is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

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MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

The following table sets forth the names, ages, and positions with us for each of our directors and officers as of June 22, 2022.

Name	Age	Position
John Noble Harris	74	Chief Executive Officer, President, and Director

Joseph E. Kurczodyna	68	Chief Financial Officer and Director

John Noble Harris, Chief Executive Officer, President and Director

Mr. Harris began his career in the securities industry in 1971 with Newhart Cook & Co., a St. Louis based NYSE member firm. Licensed both as a broker and principal, he ultimately managed brokerage offices for several regional NASD brokerage firms. Since 1985, he has been self- employed as a business consultant and as a private investor. Mr. Harris brings to the Company experience in the public securities market. Mr. Harris served as the president of Tombstone Technologies from 2005-2010 and eventually merged the public company with Hunt Global Resources. In 2011, Mr. Harris became president of Rare Green, Inc., a private mineral exploration company. Mr. Harris is CEO, Director, and a shareholder of International Hedge Group, Inc. (“IHG”). In 2016, IHG acquired common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group, Inc. As of June 22, 2022, IHG owned 4,792,702 shares of common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group Inc.

Joseph E. Kurczodyna, Chief Financial Officer and Director

Working with various Commodity and Stock brokerage firms in Chicago and Denver Mr. Kurczodyna began his career in 1977 trading Bonds and T-Bill futures. In the 1980’s, he focused on underwriting early-stage companies. As a principle with Mills Financial, a registered Broker Dealer with the SEC and NASD, he underwrote and syndicated the Western International Gold & Silver (WIGS) in 1984. In 1991, Mr. Kurczodyna purchased Mills Financial and was the firm’s President and General Principle. While leading Mills Financial, he underwrote and funded several private placements and IPO’s. In 1998, Mills was the lead underwriter for United Financial Mortgage Corp. (UFMC), which was eventually listed on the American Stock Exchange. From 2004 to 2009, Mr. Kurczodyna was the CEO of Capital Merchant Bank LLC, an independent investment banker. From 2006-2008 he acted as the CFO and Director of OnMedia International. In 2009, Mr. Kurczodyna founded Patriot Mortgage Acceptance Corp. a private mortgage company. Mr. Kurczodyna is CFO, Director, and controlling shareholder of International Hedge Group Inc. (IHG). In 2016, IHG acquired common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group, Inc. As of June 22, 2022, IHG owned 4,792,702 shares of common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group Inc., and Mr. Kurczodyna is the controlling shareholder of IHG through his super majority voting preferred shares.

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EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Executive compensation during the years ended December 31, 2021, 2020, 2019, and 2018 was as follows:

Name & Position	Year	Contract Payments ($) (See Footnotes)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)		Total ($)

John Noble Harris, CEO	2021	0	0	0	0	0	0	$344,642	(4)	$344,642	(4)
	2020	0	0	0	0	0	0	$100,530	(3)	$100,530	(3)
	2019	0	0	0	0	0	0	$104,720	(2)	$104,720	(2)
	2018	0	0	0	0	0	0	$104,331	(1)	$104,331	(1)

Joseph E. Kurczodyna, CFO	2021	0	0	0	0	0	0	$344,642	(4)	$344,642	(4)
	2020	0	0	0	0	0	0	$100,530	(3)	$100,530	(3)
	2019	0	0	0	0	0	0	$104,720	(2)	$104,720	(2)
	2018	0	0	0	0	0	0	$104,331	(1)	$104,331	(1)

All Current Executive Officers	2021	0	0	0	0	0	0	$344,642	(4)	$344,642	(4)

______________

(1)	Management collectively, through IHG, was paid consulting fees of $104,331 for the year ended December 31, 2018.
(2)	Management collectively, through IHG, was paid consulting fees of $104,720 for the year ended December 31, 2019.
(3)	Management collectively, through IHG, was paid consulting fees of $100,530 for the year ended December 31, 2020.
(4)	Management collectively, through IHG, was paid consulting fees of $344,642 for the year ended December 31, 2021.

Management fees as of March 31, 2022

IHG, controlling shareholder of the Company, provides management consulting services to the Company. There is no formal written agreement that defines the compensation to be paid. For the year ended December 31, 2021, the Company recorded related party management fees of $344,642. Management fees for the three months ended March 31, 2022 were $86,613.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any of our directors or executive officers which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us. These agreements do not provide for payments to be made as a result of any change in control of us, or a change in the person’s responsibilities following such a change in control. Our Company entered into a Management Consulting Agreement with our parent company, IHG, on December 1, 2017. The agreement is attached as Exhibit 10.1 to the Amend. No. 1 to the Form 10-K for the year ended December 31, 2017. The term of the agreement is until terminated with 30 days prior notice. We agreed to pay IHG $25,000 for services occurring in 2017, payable as cash, stock, or both upon mutual agreement. We will limit expenses of IHG pursuant to the allocations made in the budget, and all reasonable pre-approved out-of-pocket expenses actually incurred by IHG on behalf of the Company will be reimbursed. IHG agreed to assist the Company in all filing necessary to be a fully reporting public company, assist the Company in

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public relations, evaluate candidates for the portfolio of companies in merchant banking, establish new contacts for the Company and develop proposals and deals to capture revenues, and assist the Company in their capital funding strategy. IHG have continued to consult for the Company and for their services, they have been paid $344,642 and $100,530 for the years ended December 31, 2021 and 2020, respectively.

Compensation Committee Interlocks and Insider Participation

Our board of directors in our entirety acts as the compensation committee for BlackStar Enterprise Group, Inc.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the “Summary Executives’ Compensation Table” during the years ended December 31, 2021, 2020, 2019 and 2018:

Name	Year	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

John Noble Harris,	2021	0	0	0	0	0	0	$0
Director	2020	0	0	0	0	0	0	$0
	2019	0	0	0	0	0	0	$0
	2018	0	0	0	0	0	0	$0

Joseph E. Kurczodyna,	2021	0	0	0	0	0	0	$0
Director	2020	0	0	0	0	0	0	$0
	2019	0	0	0	0	0	0	$0
	2018	0	0	0	0	0	0	$0

All Current Directors	2021	0	0	0	0	0	0	$0

The term of office for each Director is one (1) year, or until his/her successor is elected at our annual meeting and qualified. The term of office for each of our Officers is at the pleasure of the Board of Directors.

The Board of Directors has no nominating, auditing committee or a compensation committee. Therefore, the selection of person or election to the Board of Directors was neither independently made nor negotiated at arm’s length.

At this time, our Directors do not receive cash compensation for serving as members of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 17, 2022, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and each of our named executive officers and (iii) all executive officers and directors as a group.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and

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voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

OFFICERS AND DIRECTORS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	John Noble Harris, Chief Executive Officer and Director (3)(4)	9,119,369	3.25%	9,119,369	3.25%

Class A Preferred Convertible Stock	John Noble Harris Chief Executive Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	9,119,369	3.25%	9,119,369	3.25%

Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common shares	All Directors and Executive Officers as a Group (2 persons) Common Shares	13,446,036	4.79%	13,446,036	4.79%

Class A Preferred Convertible Stock	All Directors and Executive Officers as a Group (2 persons) Preferred Shares	1,000,000	100%	N/A	N/A

(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

(2)	Based upon 280,873,869 common shares issued and outstanding on a fully diluted basis. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any shares reserved under convertible notes).

(3)	Mr. Harris and Mr. Kurczodyna are officers, directors and shareholders of International Hedge Group, Inc. and deemed beneficial owners. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(4)	Mr. Harris and Mr. Kurczodyna are each presented with their collectively owned shares of International Hedge Group, Inc. as they are officers, directors and shareholders of International Hedge Group, Inc. and deemed beneficial owners. IHG also controls voting of the BlackStar Class A Super Majority Voting Preferred stock which votes 60% of the common at all times. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(5)	Including other affiliate companies of Mr. Harris and Mr. Kurczodyna. Mr. Harris owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (1.54%), not including ownership in IHG. Mr. Kurczodyna owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (1.54%), not including ownership in IHG. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

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GREATER THAN 5% STOCKHOLDERS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	International Hedge Group, Inc. (4)	4,792,702	1.71%	4,792,702	1.71%

Class A Preferred Convertible Stock	International Hedge Group, Inc. (4)	1,000,000	100%	N/A	N/A

Common Stock	John Noble Harris, Chief Executive Officer and Director (3)(4)	9,119,369	3.25%	9,119,369	3.25%

Class A Preferred Convertible Stock	John Noble Harris, Chief Executive Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	9,119,369	3.25%	9,119,369	3.25%

Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Total		13,466,036	4.79%	13,466,036	4.79%

(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

(2)	Based upon 280,873,869 shares issued and outstanding on a fully diluted basis. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any shares reserved under convertible notes).

(3)	Mr. Harris and Mr. Kurczodyna are persons owning and controlling International Hedge Group, Inc. and deemed beneficial owners. Mr. Harris and Mr. Kurczodyna are officers, directors and shareholders of International Hedge Group, Inc. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(4)	Mr. Harris and Mr. Kurczodyna are each presented with their collectively owned shares of International Hedge Group, Inc. as they are officers, directors and shareholders of International Hedge Group, Inc. and deemed beneficial owners. IHG also controls voting of the BlackStar Class A Super Majority Voting Preferred stock which votes 60% of the common at all times. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares. Mr. Todd Lahr was previously included in the shareholder group of IHG but is a minority shareholder and is not a manager, officer, or director of IHG, and his individual and affiliated holdings of BlackStar common stock are less than 5% combined.

(5)	Including other affiliate companies of Mr. Harris and Mr. Kurczodyna. Mr. Harris owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (1.54%), not including ownership in IHG. Mr. Kurczodyna owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (1.54%), not including ownership in IHG. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days,

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including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that we believe have a reasonable likelihood of being “in the money” within the next sixty days. Please note that all convertible notes outstanding contain provisions prohibiting the holders from converting if their ownership would become greater than 4.99%.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock by each person who, at any time during the 2021 fiscal year and through the date of this filing, was a director, officer, or beneficial owner of more than 10% of our common stock, were timely, except as follows:

John Noble Harris – Form 5 and Schedule 13D/A

Joseph Kurczodyna – Form 5 and Schedule 13D/A

International Hedge Group, Inc. – Form 5 and Schedule 13D/A

SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Amendment. The Board of Directors believes that the Amendment will serve the Company’s current business. The Company is not expected to experience any tax consequence as a result of the Amendment.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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We will provide without charge an information statement upon written or oral request of such person by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to John Noble Harris, CEO, at BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

This Information Statement is dated ____________, 2022. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders does not create any implication to the contrary.

This Information Statement is first being mailed or furnished to stockholders on or about ______________, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will not reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

BLACKSTAR ENTERPRISE GROUP, INC.

By:

John Noble Harris,

Chief Executive Officer

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EXHIBIT A

BlackStar Enterprise Group, Inc.

Certificate of Amendment to the Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BLACKSTAR ENTERPRISE GROUP, INC.

a Delaware Corporation

(pursuant to Section 242 of the Delaware General Corporation Law)

BlackStar Enterprise Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“GCL”), through its duly authorized officers and by the authority of the Board of Directors do hereby certify:

FIRST: That is accordance with the provisions of Section 242 of the GCL, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting for the proposed amendment are as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is Two Billion Ten Million (2,010,000,000), consisting of Two Billion shares (2,000,000,000) of Common Stock, $.001 par value per share and Ten Million (10,000,000) shares of Preferred Stock, $.001 par value with such classes, rights and privileges as maybe hereafter designated.”

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, in accordance with Section 242 of the GCL, a majority of the Corporation’s stockholders approved and authorized the foregoing amendment (the “Amendment”) by written consent in lieu of a meeting.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Certificate of Amendment of the Certificate of Incorporation shall be effective on __________, 2022.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to be signed by Joseph Kurczodyna, its duly authorized Chief Financial Officer and Chairman this ___ day of ___________, 2022.

By: ____________________________

Authorized Officer

Title: Chief Financial Officer, Chairman

Name: Joseph Kurczodyna